Exhibit 99.1


Contact:          Michael Goodwin                         Mary Winn Settino
                  Public Relations                        Investor Relations
                  (914) 767-6960                          (914) 767-7216


                                                           FOR IMMEDIATE RELEASE


           THE PEPSI BOTTLING GROUP REPORTS THIRD QUARTER 2003 RESULTS

     SOMERS,  N.Y.,  September 30, 2003 - The Pepsi Bottling Group, Inc. (NYSE:
PBG) today reported third quarter 2003 net income of $183 million, or diluted earnings per share (EPS) of $0.67. These results compare to reported third quarter 2002 net income of $178 million, or EPS of $0.61.
     o Physical case volume worldwide and in the U.S. was flat for the quarter on a constant territory basis. Volume growth in PBG's European territories was strong, up seven percent for the quarter, while volume in Mexico was down five percent.
     o Pricing in the U.S. marketplace grew two percent during the third quarter. This growth was offset by negative mix and the Company's adoption of FASB's Emerging Issues Task Force (EITF) Issue No. 02-16, which resulted in a reported U.S. net revenue per case decline of two percent.
     o Reported operating income for the Company grew six percent in the third quarter.

     "During the third quarter, our U.S. business improved substantially over the first half of 2003," said John T. Cahill, Chairman and Chief Executive Officer of PBG. "Volume performance was led by the strength of Mountain Dew LiveWire and the launch of Pepsi Vanilla late in the quarter. Sierra Mist continued on a positive trend, with total lemon-lime growth up five percent in the quarter. Despite continued softness in the cold drink channel, our diet soft drink portfolio continued to generate low single-digit growth. In the take-home channel, Aquafina continued its very strong performance, growing more than 50 percent year over year. The pricing environment in the U.S. remained positive and, after the Labor Day holiday, we began to initiate targeted price increases in select markets."
                                    - more -

PBG REPORTS THIRD QUARTER 2003 RESULTS / 2 of  3

     Cahill continued, "Our European businesses delivered solid volume and operating profit results. Innovation fueled strong growth in Russia, while our results in Spain were up double digits in terms of volume and profits. In Mexico, we faced increased competitive activity, which placed downward pressure on our overall performance. However, our initiatives in the first half of the year there have led to an improving trend in share performance."
     On a constant territory basis, physical case volume in the U.S. during the third quarter was flat. (Constant territory calculations assume all significant acquisitions made in 2002 were made at the beginning of 2002 and exclude all significant acquisitions made in 2003.) PBG's cold drink volume improved over the first half of the year, though it remained negative for the quarter. In Mexico, sales of water and carbonated soft drinks were soft during the third quarter reflecting a very competitive retail environment.
     PBG achieved rate increases in its U.S. markets of two percent for the quarter. Soft cold drink performance had a negative impact on the Company's reported net revenue per case results. This mix effect, as well as PBG's adoption of FASB's EITF Issue No. 02-16 (an accounting principle that reclassifies the majority of the bottler incentives PBG receives from PepsiCo and other brand owners from net revenues and selling, delivery and administrative expenses to cost of sales), lowered the Company's reported U.S. net revenue per case results by four percentage points. Worldwide reported net revenue per case declined six percent.
     Year to date, as of Friday, September 26th, PBG had repurchased 20.0 million shares of common stock. Since the inception of the Company's share repurchase program in October 1999, 60.4 million shares have been repurchased.
     The Company stated that in fiscal 2003 it expects to achieve EPS of $1.55 to $1.57, before the cumulative effect of the adoption of EITF Issue No. 02-16. The Company also stated that it expects worldwide constant territory volume for the full year to be about flat and reported operating income to grow about seven percent. The Company reiterated its expectation for solid cash flow performance, with cash from operations of more than $1.0 billion and capital expenditures of $675 million.
                                    - more -

PBG REPORTS THIRD QUARTER 2003 RESULTS / 3 of  3

     The Pepsi Bottling Group, Inc. (www.pbg.com) is the world's largest manufacturer, seller and distributor of Pepsi-Cola beverages with operations in the U.S., Canada, Greece, Mexico, Russia, Spain and Turkey. To receive company news releases by e-mail, please visit www.pbg.com.
     Listen in live to PBG's third quarter 2003 earnings discussion with financial analysts on September 30th at 11 a.m. (EDT) at http://www.pbg.com.
                                      # # #

Statements made in this press release that relate to future performance or financial results of the Company are forward-looking statements which involve uncertainties that could cause actual performance or results to materially differ. PBG undertakes no obligation to update any of these statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as to the date hereof. Accordingly, any forward-looking statement should be read in conjunction with the additional information about risks and uncertainties set forth in PBG's Securities and Exchange Commission reports, including its annual report on Form 10-K for the year ended December 28, 2002.

Attachments (3 pages)

                         THE PEPSI BOTTLING GROUP, INC.
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS in millions except per share amounts, unaudited

                                                                                12-Weeks Ended                 36-Weeks Ended
                                                                         --------------------------     --------------------------
                                                                           September     September        September     September
                                                                            6, 2003       7, 2002          6, 2003       7, 2002
                                                                         -----------    -----------     -----------    -----------

Net revenues....................................................            $ 2,810        $ 2,455         $ 7,216        $ 6,436
Cost of sales...................................................              1,438          1,337           3,655          3,464
                                                                           ---------      ---------       ---------      ---------

Gross profit....................................................              1,372          1,118           3,561          2,972
Selling, delivery and administrative expenses...................              1,014            780           2,812          2,228
                                                                           ---------      ---------       ---------      ---------

Operating income................................................                358            338             749            744
Interest expense, net...........................................                 56             45             166            136
Other non-operating expenses, net...............................                  2              3               5              3
Minority interest...............................................                 21             21              41             45
                                                                           ---------      ---------       ---------      ---------

Income before income taxes......................................                279            269             537            560
Income tax expense..............................................                 96             91             184            189
                                                                           ---------      ---------       ---------      ---------

Income before cumulative effect of change in accounting
principle.......................................................                183            178             353            371
Cumulative effect of change in accounting principle, net of tax
and minority interest...........................................                  -              -               6              -
                                                                           ---------      ---------       ---------      ---------

Net income......................................................            $   183        $   178         $   347        $   371
                                                                           =========      =========       =========      =========

Basic earnings per share before cumulative effect of change in
accounting principle............................................            $  0.68        $  0.63         $  1.29        $  1.31
Cumulative effect of change in accounting principle.............                  -              -           (0.02)             -
                                                                           ---------      ---------       ---------      ---------

Basic earnings per share........................................            $  0.68        $  0.63         $  1.27        $  1.31
                                                                           =========      =========       =========      =========

Weighted-average shares outstanding.............................                268            283             273            282

Diluted earnings per share before cumulative effect of change in
accounting principle............................................            $  0.67        $  0.61         $  1.26        $  1.26
Cumulative effect of change in accounting principle.............                  -              -           (0.02)             -
                                                                           ---------      ---------       ---------      ---------

Diluted earnings per share......................................            $  0.67        $  0.61         $  1.24        $  1.26
                                                                           =========      =========       =========      =========

Weighted-average shares outstanding.............................                274            294             280            294

                         THE PEPSI BOTTLING GROUP, INC.
                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                             in millions, unaudited

                                                                                              36-Weeks Ended
                                                                                        ---------------------------
                                                                                          September       September
                                                                                           6, 2003         7, 2002
                                                                                        -----------     -----------
Cash Flows - Operations
     Net income.................................................................           $ 347            $ 371
     Adjustments to reconcile net income to net cash provided
     by operations:.............................................................
         Depreciation...........................................................             380              291
         Amortization...........................................................               6                5
         Changes in working capital and other non-cash charges..................             (52)             (16)
     Pension contributions......................................................             (15)               -
     Other, net.................................................................             (34)             (44)
                                                                                           ------           ------

Net Cash Provided by Operations.................................................             632              607
                                                                                           ------           ------

Cash Flows - Investments
     Capital expenditures.......................................................            (428)            (437)
     Acquisitions of bottlers...................................................             (97)             (34)
     Sale of property, plant and equipment......................................               5                4
                                                                                           ------           ------

Net Cash Used for Investments...................................................            (520)            (467)
                                                                                           ------           ------

Cash Flows - Financing
     Borrowing activities, net..................................................             264              (42)
     Dividends paid.............................................................              (8)              (8)
     Treasury stock transactions................................................            (335)             (81)
                                                                                           ------           ------

Net Cash Used for Financing.....................................................             (79)            (131)
                                                                                           ------           ------

Effect of Exchange Rate Changes on Cash and Cash
Equivalents.....................................................................               1                1
                                                                                           ------           ------

Net Increase in Cash and Cash Equivalents.......................................              34               10
Cash and Cash Equivalents - Beginning of Period.................................             222              277
                                                                                           ------           ------

Cash and Cash Equivalents - End of Period.......................................           $ 256            $ 287
                                                                                           ======           ======

Certain reclassifications were made in our Condensed Consolidated Financial Statements to 2002 amounts to conform to the 2003 presentation.

                         THE PEPSI BOTTLING GROUP, INC.
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                      in millions, except per share amounts


                                                                                         (Unaudited)
                                                                                          September         December
                                                                                           6, 2003          28, 2002
                                                                                          ---------        ----------
Assets
Current Assets
     Cash and cash equivalents...................................................          $   256          $   222
     Accounts receivable, net....................................................            1,264              922
     Inventories.................................................................              428              378
     Prepaid expenses and other current assets...................................              199              203
     Investment in debt defeasance trust.........................................              175               12
                                                                                           -------          -------
         Total Current Assets....................................................            2,322            1,737

Property, plant and equipment, net...............................................            3,371            3,308
Other intangible assets, net.....................................................            3,593            3,495
Goodwill.........................................................................            1,227            1,192
Investment in debt defeasance trust..............................................                -              170
Other assets.....................................................................              148              141
                                                                                           -------          -------
         Total Assets............................................................          $10,661          $10,043
                                                                                           =======          =======

Liabilities and Shareholders' Equity
Current Liabilities
     Accounts payable and other current liabilities..............................          $ 1,295          $ 1,179
     Short-term borrowings.......................................................               83               51
     Current maturities of long-term debt........................................            1,193               18
                                                                                           -------          -------
         Total Current Liabilities...............................................            2,571            1,248

Long-term debt...................................................................            3,603            4,539
Other liabilities................................................................              883              819
Deferred income taxes............................................................            1,333            1,265
Minority interest................................................................              392              348
                                                                                           -------          -------
         Total Liabilities.......................................................            8,782            8,219

Shareholders' Equity
     Common stock, par value $0.01 per share:
         Authorized 900 shares, issued 310 shares................................                3                3
     Additional paid-in capital..................................................            1,743            1,750
     Retained earnings...........................................................            1,404            1,066
     Accumulated other comprehensive loss........................................             (428)            (468)
     Treasury stock: 45 shares and 30 shares at September 6, 2003
         and December 28, 2002, respectively.....................................             (843)            (527)
                                                                                           -------          -------
         Total Shareholders' Equity..............................................            1,879            1,824
                                                                                           -------          -------
           Total Liabilities and Shareholders' Equity............................          $10,661          $10,043
                                                                                           =======          =======

Certain reclassifications were made in our Condensed Consolidated Financial Statements to 2002 amounts to conform to the 2003 presentation.